Cartoon Acquisition, Inc., Form 8-K Current Report dated September 8, 2006

Exhibit 10.5

(Reproduction of) Form of Amendment to Hudson Note

FIRST AMENDMENT TO PROMISSORY NOTE

     This first amendment (the "First Amendment") made and entered into this fourth day of August 2006 (the "Amendment Date") between Randolph S. Hudson, an individual principally residing in the State of New York, entitled to receive mail at Post Office Box 103, Wyoming, New York 14591-0103 (the "Maker"), and Michael H. Troso, an individual principally residing in the State of Florida, maintaining a residence at 217 San Dollar Road, Indialantic, Florida 32903-2111 (the "Holder") , with reference to the following facts:

Recitals.

A.	On or about September 12, 2005 the Maker issued the Holder a promissory note in principal the sum of $8,300 (the "Note"). (A non-negotiable form of the Note is annexed as Exhibit A hereto and made a part hereof by reference thereto.)

B.	The Maker used the proceeds from the Note to satisfy certain expense obligations and charges of Cartoon Acquisition, Inc., a United States corporation ("Cartoon"), which were incurred by the Maker in the conduct and employ of Cartoon.

C.	It was the original intent of the Parties that the actual extension of credit to the Maker by the Holder served as partial consideration for the Holder's acquisition of approximately 95% of the total issued and outstanding shares of Montana Acquisition Corporation, a Delaware corporation, the shares of which are registered under the Securities Act of 1933 ("Montana"). However, following the Maker's transfer of his shares in Montana to the Holder, certain permissions that were required to have been obtained by the Maker and the Holder by relevant third parties, were not able to be obtained, and, therefore, the transfer of the Maker's shares in Montana to the Holder, subsequently, was deemed to be non-effective. Consequently, on or about January 21, 2006, the Maker and the Holder verbally agreed to rescind the Montana transaction.

D.	As the direct result of the restructuring of the Montana transaction and because Cartoon directly benefited from the Holder's loan to the Maker, the Holder and the Maker mutually and respectively agree to amend the Maker's Note to the Holder.

Amendment.

1.	The Holder and the Maker jointly agree to amend that certain Note, whereby the paragraph first thereunder the Note shall be amended to read as follows:

"1. Payment Terms. The Maker shall pay the principal together with all accrued interest in one installment of $8,300 or by default until such date as the entire principal balance has been fully paid. The payment is due and payable to the Holder hereof, in accordance with the further terms and provisions hereof) on the occurrence of the date of a change in control of Cartoon Acquisition, Inc., a United States corporation ("Cartoon"), or its lawful successor; upon and in the event the Maker sells or otherwise disposes of greater than five per cent (5%) of his aggregate shares in Cartoon. The Maker and the Holder mutually and respectively agree that no presumption of imputed interest shall

First Amendment to Troso Promissory Note, August 4, 2006, Page 1 of 3

Cartoon Acquisition, Inc., Form 8-K Current Report dated September 8, 2006

Exhibit 10.5

(Reproduction of) Form of Amendment to Hudson Note

apply to this Note in any subsequent interpretation by the Maker or the Holder, either of whom may suppose to interpret the construction, form, or substance of this Note."

2.	The Holder and the Maker jointly agree to further amend that certain Note, whereby, each of any references to "Montana Acquisition Corporation, a Delaware corporation, or its lawful successor" shall be referred to and mean "Cartoon Acquisition, Inc., a United States corporation, or its lawful successor", which shall therein be referred to as "Cartoon".

3.	The Holder and the Maker jointly agree to further amend that certain Note, whereby, each of any references to "Montana" shall be referred to as "Cartoon", and where each such reference "Cartoon" shall mean Cartoon Acquisition, Inc., a United States corporation organized under the laws of the State of Delaware.

4.	All of the existing terms, provisions, and conditions of said Note shall remain in full force and effect, unmodified from their respective original forms, and the Maker and the Holder do hereby republish each of said remaining and unmodified terms, provisions, and conditions, herein.

5.	Neither this First Amendment nor the negotiation, preparation, or submission hereof, shall be, or shall be deemed or construed to be (a) an admission of (i) any liability by any of the Parties, or (ii) the validity of any claims; or (b) the basis for any lawsuit or mediation (or other judicial or non-judicial action) other than an action to enforce, or to seek damages, for the breach of the terms of this First Amendment.

6.	Any notice, statement, demand, or payment required to be given or made in accordance with the terms and provisions of this First Amendment shall be in writing, sent by certified mail, postage prepaid, return-receipt requested, addressed to the respective party from the other party and delivered to their address written first in the preamble of this First Amendment, or under other terms established in writing and accepted by the Parties.

7.	This First Amendment is the result of negotiations between the Parties, each of whom is represented by counsel of their own choosing. Each of the Maker and the Holder shall be deemed to have drawn this First Amendment and no negative inference or interpretation shall be made by a court of competent jurisdiction, or by a mediator (or by any other non-judicial intermediary), against the party who drafted this First Amendment.

8.	This First Amendment shall be governed by the laws of the State of New York, except for conflicts of laws rules, applicable to contracts made and performed in New York State.

9.	Any provision herein, to the contrary notwithstanding, shall not be enforceable by any party other than a party to this First Amendment.

10.	As to the First Amendment, except for assignment by operation of law, and as to the Note, except for provisions contained therein said Note, this First Amendment and that certain Note underlying this First Amendment may not be assigned without the express written consent of both Parties of and to that certain Note and to this First Amendment.

First Amendment to Troso Promissory Note, August 4, 2006, Page 2 of 3

Cartoon Acquisition, Inc., Form 8-K Current Report dated September 8, 2006

Exhibit 10.5

(Reproduction of) Form of Amendment to Hudson Note

     THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES. THE PARTIES RESPECTIVELY ACKNOWLEDGE AND AGREE THAT NONE OF THEM HAVE MADE ANY REPRESENTATION WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT OR ANY REPRESENTATIONS INCLUDING ITS EXECUTION AND DELIVERY EXCEPT THOSE SPECIFICALLY SET FORTH HEREIN. EACH OF THE PARTIES ACKNOWLEDGES THAT EACH SUCH PARTY HAS RELIED ON ITS OWN JUDGMENT IN ENTERING INTO THIS AGREEMENT. THE PARTIES HAVE BEEN PROVIDED AN OPPORTUNITY TO REVIEW THIS AGREEMENT WITH AN ATTORNEY OF THEIR OWN CHOOSING, AND TO SEEK CONSULTATION WITH OTHER PROFESSIONALS TO DETERMINE THE SUITABILITY OF THE AGREEMENT BEFORE EXECUTING IT. EACH PARTY ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT, REFERRED TO HEREINABOVE AS THE "FIRST AMENDMENT", AND UNDERSTANDS THE MEANING AND EFFECT OF THIS AGREEMENT. THIS AGREEMENT IS BINDING UPON THE PARTIES AND REPRESENTS THE ENTIRE AGREEMENT BETWEEN THE PARTIES. THERE IS NO OTHER ORAL OR WRITTEN AGREEMENT OR UNDERSTANDING BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the Parties, in their respective capacities as individuals, have affixed their signatures and delivered this First Amendment to one another on the date first above written.

RANDOLPH S. HUDSON ("Maker")

/s/ Randolph S. Hudson

____________________________________________
Randolph S. Hudson, as an individual

MICHAEL H. TROSO ("Holder")

____________________________________________
Michael H. Troso, as an individual

First Amendment to Troso Promissory Note, August 4, 2006, Page 3 of 3